UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  October 18, 2004

Cole National Group, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	33-66342	34-1744334
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1925 Enterprise Parkway, Twinsburg, Ohio 44087

(Address of principal executive offices)

(330) 486-3100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.              Exhibits

(c)           Exhibits.

99.1         Press release dated October 18, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLE NATIONAL GROUP, INC.

By:	/s/ Michael A. Boxer
	Name:	Michael A. Boxer
	Title:	Vice President and Secretary

Date:  October 19, 2004

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated October 18, 2004.